Exhibit 10.6(c)

RBNC THERAPEUTICS, INC.

2020 EQUITY INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

Pursuant to the award summary tab (the “Grant Notice”) on the website to which this Restricted Stock Purchase Agreement (this “Agreement”) is associated, RBNC Therapeutics, Inc., a Delaware corporation (the “Company”), has granted to the holder set forth in the Grant Notice (the “Purchaser”) the right to purchase the number of shares of the Company’s Common Stock set forth in the Grant Notice (the “Shares”) at the purchase price set forth in the Grant Notice (the “Stock Purchase Right”) under the Company’s 2020 Equity Incentive Plan (the “Plan”). By his or her electronic acceptance of the Stock Purchase Right on the Grant Notice, Purchaser agrees to be bound by the terms and conditions of the Plan, this Agreement and the Grant Notice. Purchaser has reviewed this Agreement, the Plan and the Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Stock Purchase Right and fully understands the provisions of the Grant Notice, this Agreement and the Plan. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, the Grant Notice or this Agreement. To the extent the Shares are issued in uncertificated form, Purchaser also acknowledges and agrees that this Agreement constitutes the notice required by Section 151(f) of the General Corporation Law of the State of Delaware (the “DGCL”). If Purchaser is married or in a registered domestic partnership, his or her spouse or registered domestic partner has signed the Consent of Spouse or Domestic Partner attached to this Agreement as Exhibit A.

1. General.

1.1 Termination Date. This Stock Purchase Right shall terminate if not exercised prior to the 31st day following the Grant Date (as defined below) set forth in the Grant Notice (the “Termination Date”).

1.2 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan.

1.3 Incorporation of Terms of Plan. The Shares are subject to the terms and conditions of the Plan and the Grant Notice, each of which is incorporated herein by reference.

2. Grant of Restricted Stock.

2.1 Grant of Restricted Stock. In consideration of Purchaser’s agreement to remain in the employ of the Company or its subsidiaries, if Purchaser is an Employee, or to continue to provide services to the Company or its subsidiaries, if Purchaser is a Consultant, or to serve as a Director, if Purchaser is a Director, and for other good and valuable consideration, effective as of the grant/issued date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Purchaser the right to purchase the Shares at any time prior to the Termination Date, upon the terms and conditions set forth in the Plan and this Agreement.

2.2 Purchase Price. The purchase price of the Shares shall be as set forth in the Grant Notice, without commission or other charge (the “Purchase Price”). Unless otherwise determined by the Administrator and in accordance with the terms of the Plan, the Purchase Price shall be paid by cash or check.

2.3 Issuance of Shares. The issuance of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Purchaser shall agree (the “Issuance Date”). Subject to the provisions of Section 3 below, on the Issuance Date, the Company shall issue the Shares.

2.4 Delivery of Certificates; Book Entry Form. Upon receipt by the Company of the Purchase Price, the Company shall issue to the Purchaser one or more certificates (which may be issued by electronic or other means) in the name of the Purchaser for that number of Shares purchased by the Purchaser. The Purchaser agrees that the Shares shall be subject to the Repurchase Option provisions in Section 3 and the other restrictions set forth in this Agreement (collectively, the “Restrictions”). To the extent the Shares will be issued in uncertificated form, the Shares shall be recorded in the name of the Purchaser in the books and records of the Company’s transfer agent with appropriate notations regarding the Restrictions.

2.5 Conditions to Issuance of Shares. The Shares, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares prior to fulfillment of all of the following conditions:

(a) The admission of such Shares to listing on all stock exchanges on which the Company’s Common Stock is then listed; and

(b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

(d) The receipt by the Company of full payment for such Shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon issuance of such Shares; and

(e) The lapse of such reasonable period of time following the Issuance Date as the Administrator may from time to time establish for reasons of administrative convenience.

2.6 Consideration to the Company. In consideration of the issuance of the Shares by the Company, Purchaser agrees to render faithful and efficient services to the Company or any subsidiary. Nothing in the Plan or this Agreement shall confer upon Purchaser any right to (a) continue in the employ of the Company or any subsidiary or shall interfere with or restrict in any way the rights of the Company and its subsidiaries, which are hereby expressly reserved, to discharge Purchaser, if Purchaser is an Employee, or (b) continue to provide services to the Company or any subsidiary or shall interfere with or restrict in any way the rights of the Company or its subsidiaries, which are hereby expressly reserved, to terminate the services of Purchaser, if Purchaser is a Consultant, at any time for any reason whatsoever, with or without Cause (as defined below), except to the extent expressly provided otherwise in a written agreement between the Company and Purchaser. For purposes of this Agreement, if Purchaser is party to an employment or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Purchaser or willful failure by the Purchaser to perform his or her responsibilities to the Company (including, without limitation, breach by the Purchaser of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Purchaser and the Company), as determined by the Company, which determination shall be conclusive.

3. Repurchase Option.

3.1 If Purchaser ceases to be a Service Provider for any reason, including for Cause, death and Disability, the Company or its assignee shall have the right and option to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of Purchaser’s Unreleased Shares (as defined below) as of the date on which Purchaser ceases to be a Service Provider (the “Repurchase Option”) at a price per share equal to the lesser of (i) the fair market value of the shares at the time the Repurchase Option is exercised, as determined by the Company’s board of directors and (ii) the purchase price paid by Purchaser for such Shares in connection with the Stock Purchase Rights (the “Repurchase Price”) for a period of 90 days after said termination (the “Repurchase Period”). Purchaser hereby acknowledges that the Company has no obligation, either now or in the future, to repurchase any of the shares of Common Stock, whether vested or unvested, at any time. Further, Purchaser acknowledges and understands that, in the event that the Company repurchases shares, the repurchase price may be less than the price Purchaser originally paid and that Purchaser bears any risk associated with the potential loss in value.

3.2 The Company shall be deemed to have exercised the Repurchase Option as of the last day of the Repurchase Period, unless an officer of the Company notifies the Purchaser during the Repurchase Period in writing (delivered or mailed as provided in Section 8) that the Company expressly declines to exercise its Repurchase Option for some or all of the Unreleased Shares. During the Repurchase Period, the Company shall pay to the Purchaser the Repurchase Price for the Unreleased Shares being repurchased. The Company shall be entitled to pay for any Unreleased Shares purchased pursuant to its Repurchase Option at the Company’s option in cash or by offset against any indebtedness owing to the Company by Purchaser (including without limitation any Note given in payment for the Unreleased Shares), or by a combination of both. Upon exercise of the Repurchase Option, the Company shall become the legal and beneficial owner of the Unreleased Shares being repurchased and all rights and interests therein or related thereto, and all of the Purchasers rights with respect to such shares shall immediately cease and terminate, except only the right of the Purchaser to receive payment of the Repurchase Price for the Unreleased Shares being repurchased, and the Company shall have the right to transfer to its own name the Unreleased Shares being repurchased by the Company, without further action by Purchaser. The Company shall make such notations as it determines necessary or appropriate in the books and records of the Company to reflect any repurchase under this Section 3.2.

3.3 If the Company declines in writing to exercise its Repurchase Option pursuant Section 3.2, the Repurchase Option shall terminate.

3.4 One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. The Shares shall be released from the Repurchase Option in accordance with the vesting schedule set forth in the Grant Notice, subject to Purchaser not experiencing a Termination of Service on or prior to such date, (the “Vesting Schedule”) until all Shares are released from the Repurchase Option. Fractional Shares shall be rounded to the nearest whole share.

3.5 Any Shares which from time to time have not yet been released from the Company’s Repurchase Option pursuant to Section 3.4 above shall be referred to herein as “Unreleased Shares.”

4. Transferability of the Shares; Escrow.

4.1 Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company from time to time as escrow agent, to transfer the Unreleased Shares as to which the Repurchase Option has been exercised from Purchaser’s name to the Company’s name on the books and records of the Company.

4.2 By executing this Agreement, Purchaser hereby appoints the Secretary, or any other person designated by the Company from time to time as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Repurchase Option. The Unreleased Shares shall be held by the Secretary, or such other person designated by the Company from time to time, in escrow, until the earlier of the date the Company exercises its Repurchase Option as provided in Section 3 above or the date such Unreleased Shares become vested. As a further condition to the Company’s obligations under this Agreement, the spouse or registered domestic partner of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse or Domestic Partner attached hereto as Exhibit A.

4.3 The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

4.4 Transfer or sale of the Shares is subject to restrictions on transfer imposed by Section 5 of this Agreement and any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all of the provisions hereof and shall acknowledge the same by written acceptance of a copy of this Agreement. Any transfer or attempted transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

5. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “Transfer”) any Unreleased Shares. After any Unreleased Shares have vested subject to the Vesting Schedule, Purchaser shall not Transfer any interest in such Shares except in compliance with the provisions herein, in the Company’s Bylaws and applicable securities laws. Furthermore, the Shares shall be subject to a right of first refusal in favor of the Company or its assignees as set forth in the Company’s Bylaws. Notwithstanding the foregoing, the Purchaser may, subject to compliance with the transfer restrictions set forth in the Company’s Bylaws, transfer Unreleased Shares to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Purchaser and/or Approved Relatives, provided that such Shares shall remain subject to the provisions of the Plan, this Agreement and any other applicable agreements, and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of the Plan, this Agreement and any other applicable agreements. The Company shall not be required (a) to transfer on its books any of the Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the provisions of the Company’s Bylaws or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom any such Shares shall have been so sold or transferred.

6. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

7. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

8. Notices. Any notice, demand or request required or permitted to be given by either the Company or Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, as certified or registered mail, with postage prepaid, to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office or such other address as a party may request by notifying the other in writing or when delivered by facsimile telecommunication or electronic mail to the facsimile number or electronic mail address set forth in the Grant Notice or such other facsimile number or electronic mail address as a party may request by notifying the other in writing. Subject to the limitations set forth in Section 232(e) of the DGCL, Purchaser consents to the delivery of any notice to Purchaser given by the Company under the DGCL or the Company’s certificate of incorporation or bylaws by (i) facsimile telecommunication to the facsimile number set forth in the Grant Notice (or to any other facsimile number for Purchaser in the Company’s records), (ii) electronic mail to the electronic mail address set forth in the Grant Notice (or to any other electronic mail address for Purchaser in the Company’s records), (iii) posting on an electronic network together with separate notice to Purchaser of such specific posting or (iv) any other form of electronic transmission (as defined in the DGCL) directed to Purchaser. This consent may be revoked by Purchaser by written notice to the Company and may be deemed revoked in the circumstances specified in Section 232 of the DGCL.

9. Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

10. Section 83(b) Election for Unreleased Shares. Purchaser hereby acknowledges that he or she has been informed that, with respect to the purchase of Unreleased Shares, that unless an election is filed by Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time the Company’s Repurchase Option lapses over the purchase price for the Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

11. Representations. Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that Purchaser (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

12. Restrictive Legends and Stop-Transfer Orders.

12.1 Any stock certificate(s) (whether in electronic or other form) evidencing the Shares issued hereunder shall be endorsed with the following legends and any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE IN FAVOR OF RBNC THERAPEUTICS, INC. (THE “COMPANY”) AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND THEY HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S) AND TRANSFER RESTRICTIONS AS PROVIDED IN THE BYLAWS OF THE COMPANY THAT PROVIDES FOR TRANSFER RESTRICTIONS AT THE DISCRETION OF THE COMPANY. SUCH RIGHT OF FIRST REFUSAL AND TRANSFER RESTRICTIONS ARE BINDING UPON TRANSFEREES OF THESE SECURITIES. COPIES OF THE BYLAWS OF THE COMPANY MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

The Company may be authorized from time to time pursuant to its certificate of incorporation to issue more than 1 class or series of stock. In such case and at any time or from time to time thereafter the Company will furnish without charge to you upon request the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

12.2 Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

12.3 The Company shall not be required: (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

12.4 To the extent the Shares are issued in uncertificated form, (i) this Section 12 provides the Purchaser with notice that the Shares are subject to the aforementioned restrictions in satisfaction of the notice requirement set forth in Section 151(f) of the DGCL and (ii) the recording of the Shares in the books and records of the Company shall be accompanied by the legends included in Section 12.1.

13. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

14. Conformity to Securities Laws. Purchaser acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Purchaser shall not transfer in any manner the Shares issued pursuant to this Agreement, without regard to whether such Shares are no longer subject to the Repurchase Option, unless (i) the transfer is pursuant to an effective registration statement under the Securities Act, or the rules and regulations in effect thereunder or (ii) counsel for the Company shall have reasonably concluded that no such registration is required because of the availability of an exemption from registration under the Securities Act.

15. Lock-Up Period. Purchaser shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares (or other securities) of the Company held by Purchaser (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed 180 days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto); provided, however, that nothing contained in this Section shall prevent the Company from exercising the Repurchase Option during the lock-up period.

Purchaser agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Purchaser shall provide, within ten days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 15 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Securities and Exchange Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said 180 day (or other) period. Purchaser agrees that any transferee of the Shares shall be bound by this Section 15.

16. Further Instruments. Purchaser hereby agrees to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement including, without limitation, the Investment Representation Statement, in the form attached hereto as Exhibit B.

17. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

18. Rules Particular To Specific Countries.

18.1 Generally. Purchaser shall, if required by the Administrator, enter into an election with the Company or a subsidiary (in a form approved by the Company) under which any liability to the Company’s (or a subsidiary’s) Tax Liability, including, but not limited to, National Insurance Contributions (“NICs”) and Fringe Benefit Tax (“FBT”), is transferred to and met by Purchaser. For purposes of this Section 18, Tax Liability shall mean any and all liability under applicable non-U.S. laws, rules or regulations from any income tax, the Company’s (or a subsidiary’s) NICs, FBT or similar liability and Purchaser’s NICs, FBT or similar liability under non-U.S. laws that are attributable to: (A) the grant of, or any other benefit derived by the Purchaser from the Shares; (B) the acquisition by Purchaser of the Shares; or (C) the disposal of any Shares acquired.

18.2 Tax Indemnity. Purchaser shall indemnify and keep indemnified the Company and any of its subsidiaries from and against any Tax Liability.

* * * * *

Exhibit A

CONSENT OF SPOUSE OR DOMESTIC PARTNER

I, ____________________, spouse or registered domestic partner of ____________________, have read and approve the Restricted Stock Purchase Agreement dated ___________, _____, between my spouse or registered domestic partner and RBNC Therapeutics, Inc.. In consideration of granting of the right to my spouse or registered domestic partner to purchase shares of common stock of RBNC Therapeutics, Inc. set forth in the Restricted Stock Purchase Agreement, I hereby appoint my spouse or registered domestic partner as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Restricted Stock Purchase Agreement insofar as I may have any rights in said Restricted Stock Purchase Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Restricted Stock Purchase Agreement.

Dated: _______________, ______

Signature of Spouse or Registered Domestic Partner

Exhibit B

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:

COMPANY	:	RBNC Therapeutics, Inc.

SECURITY	:	Common Stock

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of RBNC Therapeutics, Inc., a Delaware corporation (the “Company”), the undersigned (“Purchaser”) represents to the Company the following:

1. Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is acquiring these Securities for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2. Purchaser acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein. Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Purchaser further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Securities. Purchaser understands that any certificate or book entry evidencing the Securities will be imprinted with a legend or notation which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend or notation required under applicable state securities laws or agreements.

3. Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Stock Purchase Right to Purchaser, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may under present law be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Stock Purchase Right, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than six months, or, in the event the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, not less than one year, after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above or, in the case of a non-affiliate who subsequently holds the Securities less than one year, the satisfaction of the conditions set forth in section (2) of the paragraph immediately above..

4. Purchaser further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Purchaser:

Print Name:

Date: _______________________, ____

2

FORM OF 83(B) ELECTION AND INSTRUCTIONS

These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock of RBNC Therapeutics, Inc. transferred to you. Please consult with your personal tax advisor as to whether an election of this nature will be in your best interests in light of your personal tax situation.

The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than 30 days after the date the shares were transferred to you. PLEASE NOTE: There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. ALSO, PLEASE NOTE: If you make the Section 83(b) election, the election is irrevocable.

Complete Section 83(b) election form (attached as Attachment 1) and make three (3) copies of the signed election form.

Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

One (1) copy must be sent to RBNC Therapeutics, Inc. for its records. Note that you do not need to attach a copy of your election with your federal income tax return for the applicable calendar year.

Retain the Internal Revenue Service file stamped copy (when returned) for your records.

Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

ATTACHMENT 1

ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of shares (the “Shares”) of Common Stock of RBNC Therapeutics, Inc., a Delaware corporation (the “Company”).

The name, address and taxpayer identification number of the undersigned taxpayer are:

SSN:

Description of the property with respect to which the election is being made:

__________________ (_____) Shares of the Company.

The date on which the property was transferred was ______________. The taxable year to which this election relates is calendar year ____.

Nature of restrictions to which the property is subject:

The Shares are subject to repurchase by the Company or its assignee upon the occurrence of certain events. This repurchase right lapses based upon the continued performance of services by the taxpayer over time.

The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(i)) of the Shares was $___________ per Share x___________ Shares = $___________.

The amount paid by the taxpayer for Shares was $___________ per Share x___________ Shares = $___________.

The amount to include in gross income is $___________.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of this statement has been furnished to the Company. The undersigned is the person performing the services in connection with which the property was transferred.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: _____________, ____	Taxpayer Signature: ________________________

3

ATTACHMENT 2

SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE

__________________, ____

VIA CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Internal Revenue Service

[Address where taxpayer files returns]

Re:	Election under Section 83(b) of the Internal Revenue Code of 1986
Taxpayer:
Taxpayer’s Social Security Number:

Ladies and Gentlemen:

Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

Very truly yours,

Enclosures

cc:	RBNC Therapeutics, Inc.